Exhibit 32.1

CERTIFICATION OF THE

CHIEF EXECUTIVE OFFICER OF

GLOBAL PARTNERS LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying report on Form 10-K for the year ended December 31, 2025 of Global Partners LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Slifka, President and Chief Executive Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: February 27, 2026	By:	/s/ Eric Slifka
Eric Slifka President and Chief Executive Officer of Global GP LLC, general partner of Global Partners LP